                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 -------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            PRA INTERNATIONAL, INC.
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                                                   54-1820933
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(State of Incorporation or Organization)                    (I.R.S. Employer
                                                            Identification no.)
American Center, 8300 Boone Boulevard, Suite 310
Vienna, Virginia                                                          22182
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(Address of principal executive offices)                              (zip code)

     If this Form relates to the          If this Form relates to the
     registration of a class of debt      registration of a class of debt
     securities and is effective upon     securities and is to become effective
     filing pursuant to General           simultaneously with the
     Instruction A(c)(1) please check     effectiveness of a concurrent
     the following box. [_]               registration statement under the
                                          Securities Act of 1933 pursuant to
                                          General Instruction A(c)(2) please
                                          check the following box. [_]

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                    Name of Each Exchange on Which
to be so Registered                    Each Class is to be Registered
--------------------                ------------------------------------
                         None.

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value
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                                (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED


         The information required by Item 202 of Regulation S-K is included under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on October 23, 1997 (the "Registration Statement"), including any form of the prospectus contained therein filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated herein by reference.


ITEM 2.  EXHIBITS


         1. The Amended and Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

         2. The Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit 3.2 to the Registration Statement.
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                                   SIGNATURE


     Pursuant to the Requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              PRA INTERNATIONAL, INC.



                              By: /s/ Patrick K. Donnelly
                                 -------------------------
                                 Executive Vice President,
                                 Chief Financial Officer
                                 and Assistant Secretary


Date:  October 23, 1997